Subsequent Event: (Details Text)	1 Months Ended
Apr. 16, 2019
Subsequent Event: [Abstract]
Summary subsequent event	On March 27, 2019, the Company announced that the Board had approved the distribution of between approximately $90 million and $100 million in the aggregate, to holders of Class A Shares as a return of capital. On April 16, 2019, following the Government of Canada’s decision on April 15, 2019 to impose sanctions against 43 additional individuals under the Special Economic Measures (Venezuela) Regulations of the Special Economic Measures Act, the Board determined that it was in the best interests of the Company and its Shareholders to reduce the aggregate amount of capital to be returned to Shareholders pursuant to the Return of Capital transaction to approximately US$75 million, or approximately US$0.76 per Class A Share. The Return of Capital Transaction is intended to occur on a tax-efficient basis for income tax purposes. The Return of Capital Transaction is to be completed pursuant to a court-approved plan of arrangement transaction under the Business Corporations Act (Alberta) and requires approval by the Alberta Court of Queen’s Bench (the “Court”) and at least two-thirds of the votes cast by Shareholders in respect of a special resolution.